Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST DREYFUS INTERNATIONAL BOND FUND (formerly, Dreyfus Premier International Bond Fund)

On May 8, 2009, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”) purchased $225,000 of senior notes of Bank of America 7.375% –05/15/2014 - CUSIP # 06051GDY2 (the “Notes”). The Notes were purchased from Bank of America, a member of the underwriting syndicate offering the Notes, from their account. BNY Capital Markets Inc., an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Bank of America received a commission of 0.35% per Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Banc of America Securities LLC
BNY Capital Markets Inc.
CastleOak Securities, L.P.
Goldman, Sachs & Co.
Lloyds TSB Corporate Markets
Loop Capital Markets, LLC
Mizuho Securities USA Inc.
UBS Investment Bank

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on July 22-23, 2009.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **2857 / Dreyfus International Bond Fund**
2. Anticipated Purchase Date: **5/8/2009**
3. Total Net Assets of Account/Fund: **$ 57,747,404**
4. Type and Description of Security to be Purchased: **Bank of America 7.375% 5/15/2014**
5. Credit Rating of Security (Rating/Rating Agency): **A2/Moody's A/S&P**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Bank of America**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNYM Capital Markets Inc.**
8. Issue Size: **3,000,000,000**
9. CUSIP: **06051GDY2**
10. Amount Purchased by Account/Fund: **225,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.39%**
13. Purchase Price of Securities (if at par, so state): **99.445**
14. Commission/Spread Received by Principal Underwriters: **0.35%**
15. Yield (as applicable): **7.08%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **7.08%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management).__X__; BNY Mellon, NA (Wealth Management)______; Other (Describe) __**Dreyfus Fund Board**__;
18. Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) __**Standish Mellon Asset Management**__
AND
LOB Portfolio Manager Name (Print) __**Thomas Fahey**__ Signature [signature] Date 5/18/09
AND
LOB CIO/COO Name (Print) __**Brian Flaherty**__ Signature [signature] Date 5/13/09
AND
Chief Compliance Officer Name (Print) __**Kelly Mahoney**__ Signature [signature] Date 5/13/09

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	7/9/09

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST DREYFUS INTERNATIONAL BOND FUND (formerly, Dreyfus Premier International Bond Fund)

On March 10, 2009, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”) purchased $185,000 of senior notes of Boeing 5.00% –03/15/2014 - CUSIP # 097023AV7 (the “Notes”). The Notes were purchased from UBS Securities, a member of the underwriting syndicate offering the Notes, from their account. BNY Mellon Capital Markets LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. UBS Securities received a commission of 0.35% per Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

ANZ Securities, Inc.
Banc of America Securities LLC
Banca IMI S.p.A.
Barclays Capital Inc.
BBVA Securities Inc.
BNY Mellon Capital Markets LLC
BNP Paribas Securities Corp.
Calyon Securities (USA) Inc.
Citigroup Global Markets Inc.
Comerica Securities, Inc.
Credit Suisse Securities (USA) LLC.
Daiwa Securities America Inc.
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
ING Financial Markets LLC
J.P. Morgan Securities Inc.
Keybanc Capital Markets Inc.
Lloyds TSB Bank plc
Mitsubishi UFJ Securities International plc
Mizuho Securities USA Inc.
Morgan Stanley & Co. Incorporated
Muriel Siebert & Co., Inc.
SG Americas Securities, LLC
Standard Chartered Bank
The Williams Capital Group, L.P.
UBS Securities LLC
U.S. Bancorp Investments, Inc.

Utendahl Capital Partners, L.P. Wachovia Capital Markets, LLC

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on July 22-23, 2009.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **2857 / Dreyfus International Bond Fund**
2. Anticipated Purchase Date: **3/10/2009**
3. Total Net Assets of Account/Fund: **$ 54,176,909**
4. Type and Description of Security to be Purchased: **Boeing 5.00% 3/15/14**
5. Credit Rating of Security (Rating/Rating Agency): **A2/Moody's A+/S&P A+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **UBS Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNYM Capital Markets Inc.**
8. Issue Size: **700,000,000**
9. CUSIP: **097023AV7**
10. Amount Purchased by Account/Fund: **185,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **.03%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **.34%**
13. Purchase Price of Securities (if at par, so state): **99.558**
14. Commission/Spread Received by Principal Underwriters: **0.35%**
15. Yield (as applicable): **4.98%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **4.98%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.________; MTONE________; Mellon Private Trust Co. N. A. _________; Other (Describe)____**Dreyfus Fund Board**____;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**

AND

LOB Portfolio Manager Name (Print) **Thomas Fahey** Signature [signature] Date 3/17

AND

LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 3/17/09

AND

Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature [signature] Date 3/17/09

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

	Joseph W. Connolly *Chief Compliance Officer* Dreyfus Funds	7/9/09

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST DREYFUS INTERNATIONAL BOND FUND (formerly, Dreyfus Premier International Bond Fund)

On April 28, 2009, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”) purchased $215,000 of senior notes of Credit Suisse 5.50% –05/01/2014 - CUSIP # 22546QAA5 (the “Notes”). The Notes were purchased from Credit Suisse, a member of the underwriting syndicate offering the Notes, from their account. BNY Mellon Capital Markets LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Credit Suisse received a commission of 0.35% per Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

BB&T Capital Markets
BNP Paribas
BNY Mellon Capital Markets LLC
Citi
Comerica Securities
Credit Suisse
DZ Financial Markets LLC
Fifth Third Securities
HSBC
KeyBanc Capital Markets
MFR Securities, Inc.
Mitsubishi UFJ Securities
Morgan Keegan & Company, Inc.
Popular Securities
RBC Capital Markets
SunTrust Robinson Humphrey
Trilon International Inc.
U.S. Bancorp Investments, Inc.
Wachovia Securities

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on July 22-23, 2009.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **2857 / Dreyfus International Bond Fund**
2. Anticipated Purchase Date: **4/28/2009**
3. Total Net Assets of Account/Fund: **$ 49,240,108**
4. Type and Description of Security to be Purchased: **Credit Suisse 5.50% 5/01/2014**
5. Credit Rating of Security (Rating/Rating Agency): **Aa1/Moody's A+/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Credit Suisse**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNYM Capital Markets Inc.**
8. Issue Size: **2,250,000,000**
9. CUSIP: **22546QAA5**
10. Amount Purchased by Account/Fund: **215,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.38%**
13. Purchase Price of Securities (if at par, so state): **99.897**
14. Commission/Spread Received by Principal Underwriters: **0.35%**
15. Yield (as applicable): **5.4%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.4%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management).___X___; BNY Mellon, NA (Wealth Management)_______; Other (Describe) ___**Dreyfus Fund Board**___;
18. Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering**.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**

AND

LOB Portfolio Manager Name (Print) **Thomas Fahey** Signature [signature] Date 5/18/09

AND

LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 5/13/09

AND

Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature [signature] Date 5/13/09

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	7/9/09

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST DREYFUS INTERNATIONAL BOND FUND (formerly, Dreyfus Premier International Bond Fund)

On May 8, 2009, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”) purchased $360,000 of senior notes of Morgan Stanley 7.30% –05/13/2019 - CUSIP # 61747YCG8 (the “Notes”). The Notes were purchased from Morgan Stanley, a member of the underwriting syndicate offering the Notes, from their account. BNY Capital Markets Inc., an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Bank of America received a commission of 0.45% per Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

BNY Capital Markets Inc. Keefe, Bruyette & Woods, Inc. Loop Capital Markets, LLC Morgan Stanley & Co. Incorporated Siebert Capital Markets

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on July 22-23, 2009.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **2857 / Dreyfus International Bond Fund**
2. Anticipated Purchase Date: **5/8/2009**
3. Total Net Assets of Account/Fund: **$58,183,191**
4. Type and Description of Security to be Purchased: **Morgan Stanley 7.30% 5/13/2019**
5. Credit Rating of Security (Rating/Rating Agency): **A2/Moody's A/S&P A/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Morgan Stanley**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNYM Capital Markets Inc.**
8. Issue Size: **2,000,000,000**
9. CUSIP: **61747YCG8**
10. Amount Purchased by Account/Fund: **360,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.02%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.62%**
13. Purchase Price of Securities (if at par, so state): **99.769**
14. Commission/Spread Received by Principal Underwriters: **0.45%**
15. Yield (as applicable): **6.57%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.57%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management).___X__; BNY Mellon, NA (Wealth Management)______; Other (Describe) Dreyfus Fund Board;
18. Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **Thomas Fahey** Signature [signature] Date 6/5/09
AND
LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 6/5/09
AND
Interim CCO Name (Print) **Julia Braithwaite** Signature [signature] Date 6/5/09

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	7/9/09

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST DREYFUS INTERNATIONAL BOND FUND (formerly, Dreyfus Premier International Bond Fund)

On February 23, 2009, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”) purchased $65,000 of senior notes of Waste Management 7.375% – 03/11/2019 - CUSIP # 94106LAU3 (the “Notes”). The Notes were purchased from Deutsche Bank, a member of the underwriting syndicate offering the Notes, from their account. BNY Mellon Capital Markets LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Deutsche Bank received a commission of 0.65% per Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Barclays Capital Inc.
BNY Mellon Capital Markets LLC
BNP Paribas
Credit Suisse
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Mizuho Securities USA Inc.
Morgan Keegan & Company, Inc.
RBS Greenwich Capital
Scotia Capital
SunTrust Robinson Humphrey

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on July 22-23, 2009.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **2857 / Dreyfus International Bond Fund**
2. Anticipated Purchase Date: **2/23/2009**
3. Total Net Assets of Account/Fund: **$ 53,341,870**
4. Type and Description of Security to be Purchased: **Waste Management 7.375% 3/11/2019**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Deutsche Bank**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNYM Capital Markets Inc.**
8. Issue Size: **450,000,000**
9. CUSIP: **94106LAU3**
10. Amount Purchased by Account/Fund: **65,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **.014%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **.12%**
13. Purchase Price of Securities (if at par, so state): **99.882**
14. Commission/Spread Received by Principal Underwriters: **0.65%**
15. Yield (as applicable): **7.25%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **7.25%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.________; MTONE________; Mellon Private Trust Co. N. A. _________; Other (Describe) **Dreyfus Fund Board** ___;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **Thomas Fahey** Signature [signature] Date 3/04/09
AND
LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 3/4/09
AND
Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature Kelly Mahoney Date 3/4/09

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	7/9/09